Exhibit 10.4

FIRST AMENDMENT TO LEASE

FOUR GLOBAL VIEW

       This Amendment made as of January 2001, between RENSSELAER POLYTECHNIC INSTITUTE, a New York educational corporation located at 100 Jordan Road, Troy, New York 12180 ("Landlord") and MAPINFO CORPORATION, a Delaware corporation having its corporate office at One Global View, Troy, New York 12180 (the "Tenant") (collectively, the "Parties").

RECITALS

I.     Landlord and Tenant have entered into a lease agreement, dated August 1, 1993 ("Lease") covering the building situated at Four Global View in the Rensselaer Technology Park, City of Troy, New York ("Existing Building").

II.     Landlord is ground leasing to Tenant and Tenant is ground leasing from Landlord a parcel of land located at Lot 21B at Global View, in the Rensselaer Technology Park, City of Troy, New York.

III.     Tenant will construct a new building ("New Building") on Lot 21B Global View and upon completion of the New Building Tenant will be vacating the Existing Building.

IV.     The Parties desire to amend the Lease to reflect necessary changes resulting from the ground lease and construction of the New Building.

V.     It is the intention of the Parties that this Amendment replace any conflicting terms and/or conditions contained in the Lease.

       NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to each party in hand paid by the other, the foregoing recitals, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree that the Lease is amended and the Parties covenant and agree as follows:

       1.     TERMINATION OF THE LEASE. The Lease will terminate on the date on which Tenant takes occupancy of the New Building and is open for business at the New Building ("Termination Date").

              (A)   Tenant shall have a rent free holdover period of thirty (30) days after the Termination Date to fully vacate the Existing Building and remove any personalty, equipment, furniture and fixtures.

              (B)   On the Termination Date any rents and/or additional rents will be reconciled and settled between the Parties on a prorata basis to the appropriate party and Landlord shall return the security deposit, if any, and any and all interest thereon to Tenant.

       2.     NO FURTHER OBLIGATIONS. Upon termination of the Lease, the Landlord and Tenant shall have no further obligations and the Lease shall be null and void and of no further effect.

       3.     IN ALL OTHER RESPECTS THE LEASE IS HEREBY RATIFIED AND CONFIRMED.

       IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized officer as of the day and year first above set forth.

RENSSELAER POLYTECHNIC INSTITUTE	MAPINFO CORPORATION
By /s/ Shirley Ann Jackson	By /s/ D. Joseph Gersuk
Shirley Ann Jackson, Ph.D. President	D. J. Gersuk EVP/CFO

State of New York      )

                        ) ss.:

County of Rensselaer   )

     On the 23rd day of January in the year 2001, before me, the undersigned, personally appeared Shirley Ann Jackson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                        /s/ Charles F. Garletta

                                              Notary Public

                                      [NOTARY STAMP APPEARS HERE]

State of New York      )

                        ) ss.:

County of Rensselaer   )

     On the 2 day of February in the year 2001, before me, the undersigned, personally appeared D. J. Gersuk, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                          /s/ April Fredlund

                                              Notary Public

                                   [NOTARY STAMP APPEARS HERE]